Exhibit (q)(1)

CLAYTON STREET TRUST (THE “TRUST”)

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Kathryn Santoro, Jesper Nergaard, and Eric S. Purple, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Filing for the Clayton Street Trust 2017 annual registration statement amendment.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 28th day of April, 2017.

Signature	Title	Date

/s/ Michael Drew Elder	Trustee	April 28, 2017
Michael Drew Elder

Exhibit (q)(1)

CLAYTON STREET TRUST (THE “TRUST”)

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Kathryn Santoro, Jesper Nergaard, and Eric S. Purple, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Filing for the Clayton Street Trust 2017 annual registration statement amendment.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 28th day of April, 2017.

Signature	Title	Date

/s/ Maureen T. Upton	Trustee	April 28, 2017
Maureen T. Upton

Exhibit (q)(1)

CLAYTON STREET TRUST (THE “TRUST”)

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Kathryn Santoro, Jesper Nergaard, and Eric S. Purple, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Filing for the Clayton Street Trust 2017 annual registration statement amendment.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 28th day of April, 2017.

Signature	Title	Date

/s/ Clifford J. Weber	Trustee	April 28, 2017
Clifford J. Weber

Exhibit (q)(1)

CLAYTON STREET TRUST (THE “TRUST”)

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Kathryn Santoro, Jesper Nergaard, and Eric S. Purple, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Filing for the Clayton Street Trust 2017 annual registration statement amendment.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 28th day of April, 2017.

Signature	Title	Date

/s/ Jeffrey B. Weeden	Trustee	April 28, 2017
Jeffrey B. Weeden